Supplement to the
Fidelity's California Municipal Money Market Funds
April 29, 2005
Prospectus

Effective August 15, 2005, Spartan California Municipal Money Market Fund will be renamed Fidelity California AMT Tax-Free Money Market Fund. All references to Spartan California Municipal Money Market Fund throughout this prospectus should be replaced with Fidelity California AMT Tax-Free Money Market Fund.

Effective August 15, 2005, changes have been made to the initial purchase and balance minimums for Fidelity California AMT Tax-Free Money Market Fund. An updated Minimums table is included in this supplement.

Shareholder Meeting. On or about January 18, 2006, a meeting of the shareholders of the funds will be held to elect the Board of Trustees. Shareholders of record on November 21, 2005 are entitled to vote at the meeting.

For more detailed information concerning the proposal under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

The following information replaces similar information found in the "Buying and Selling Shares" section on page 13.

Minimums
Initial Purchase
For CA Municipal Money Market	$5,000
For Fidelity CA AMT Tax-Free Money Market	$25,000
Subsequent Purchase
For CA Municipal Money Market	$250
Through regular investment plans	$100
For Fidelity CA AMT Tax-Free Money Market	$1,000
Through regular investment plans	$500
Balance
For CA Municipal Money Market	$2,000
For Fidelity CA Municipal Money Market	$10,000

The following information replaces similar information found in the "Buying and Selling Shares" section under the heading "Selling Shares" on page 14.

If you are selling some but not all of your California Municipal Money Market shares, keep your fund balance above $2,000 to keep your fund position open, except fund positions not subject to balance minimums. If you are selling some but not all of your Fidelity California AMT Tax-Free Money Market shares, keep your fund balance above $10,000 to keep your fund position open, except fund positions not subject to balance minimums.

CMS-05-03 November 21, 2005
1.479535.119

The following information replaces similar information found in the "Features and Policies" section on page 17.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 for California Municipal Money Market or $10,000 for Fidelity California AMT Tax-Free Money Market, for any reason, including solely due to declines in NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.